Exhibit 99.1

CHC GROUP RECEIVES CONTINUED LISTING STANDARD NOTICE FROM NYSE

July 24, 2015 - Vancouver, British Columbia, Canada - CHC Group Ltd. (NYSE: HELI; the “Company”), the parent company of CHC Helicopter, today announced that on July 23, 2015, the Company was notified by the New York Stock Exchange (“NYSE”) that the trading price of HELI is not in compliance with the NYSE’s continued listing standard that requires a minimum average closing price of $1.00 per share over a period of 30 consecutive trading days. The NYSE notification has no impact on the Company’s business operations.

Under the NYSE’s rules, the Company has a period of six months from the date of the NYSE notice to bring its 30-day average share price back above $1.00. However, if the Company determines to remedy the non-compliance by taking action that will require shareholder approval, the Company must obtain shareholder approval by no later than its next annual meeting, and implement such action promptly thereafter. During this period, the Company’s ordinary shares will continue to be traded on the NYSE, subject to the Company’s compliance with other NYSE listing requirements.

The Company will respond to the NYSE to confirm its intent to cure this noncompliance. The NYSE notification does not affect the Company’s Securities and Exchange Commission reporting requirements.

ABOUT CHC

CHC Helicopter is a leader in enabling customers to go further, do more and come home safely, including oil and gas companies, government search-and-rescue agencies and organizations requiring helicopter maintenance, repair and overhaul services through the Heli-One segment. The company has a fleet of more than 230 aircraft and operates in more than 20 countries around the world.

Cautionary Note on Forward-Looking Statements

This press release contains forward-looking statements and information within the meaning of certain securities laws, including the “safe harbor” provision of the United States Private Securities Litigation Reform Act of 1995, the United States Securities Act of 1933, as amended, the United States Securities Exchange Act of 1934, as amended and other applicable securities legislation. All statements, other than statements of historical fact included in this press release, regarding as well as, our strategy, future operations, projections, conclusions, forecasts and other statements are “forward-looking statements”. While these forward-looking statements represent our best current judgment, actual results could differ materially from the conclusions, forecasts or projections contained in the forward-looking statements. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection in the forward-looking information contained herein. Such factors include: volatility in the oil and gas sector generally, and the potential impact of such volatility on offshore exploration and production, particularly on demand for offshore transportation services, competition in the markets we serve, our ability to secure and maintain long-term support contracts, our ability to maintain standards of acceptable safety performance, exchange rate fluctuations, political, economic, and regulatory uncertainty, problems with our non-wholly-owned entities, including potential conflicts with the other owners of such entities, exposure to credit risks, our ability to continue funding our working capital requirements, risks inherent in the operation of helicopters, unanticipated costs or cost increases associated with our business operations, trade industry exposure, inflation, ability to continue maintaining government issued licenses, necessary aircraft or insurance, loss of key personnel, work stoppages due to labor disputes, and future material acquisitions or dispositions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. The Company disclaims any intentions or obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Please refer to our annual report on Form 10-K and quarterly reports on Form 10-Q, and our other filings, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available free of charge at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates or forward-looking statements made herein.

Contact Information

INVESTORS	MEDIA
Laura Campbell	Mary Sanderson
Director, Investor Relations	Director, Global Communications
+1.604.232.7316	+1.214.262.7384
laura.campbell@chc.ca	mary.sanderson@chc.ca